SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------




                                   FORM 8-K/A



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) March 28, 2000



                            SALES ONLINE DIRECT INC.
               (Exact name of Registrant as specified in charter)



             Delaware                                0-28720                                73-1479833
  (State or other jurisdiction of           (Commission File Number)                     (I.R.S. Employer
   incorporation or organization)                                                         Identification
                                                                                              Number)



                                4 Brussels Street
                         Worcester, Massachusetts 01610
                                 (508) 753-0945
   (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The following exhibits are filed herewith:

Exhibit No.

16.      Letter of Stephen P. Higgins, C.P.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SALES ONLINE DIRECT INC.


Date: March 31, 1999            By:    /s/ Gregory Rotman
                                       -------------------
                                        Gregory Rotman, Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit
Number            Description of Exhibits
------            -----------------------

16.               Letter of  Stephen P. Higgins, C.P.A.


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